UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012

CHELSEA THERAPEUTICS

INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3530 Toringdon Way, Suite 200, Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 28, 2012, Chelsea Therapeutics International, Ltd. issued a press release announcing that the U.S. Food and Drug Administration has issued a complete response letter regarding the New Drug Application (NDA) for NORTHERA™ (droxidopa) Capsules for the treatment of symptomatic neurogenic orthostatic hypotension in patients with primary autonomic failure, dopamine beta hydroxylase deficiency and non-diabetic autonomic neuropathy. The Company will host a conference call on Thursday, March 29, 2012 at 8:00 a.m. Eastern Time and interested investors may participate in the conference call by dialing (877) 638-9567 (domestic) or (720) 545-0009 (international) and Conference ID: 66986297. Access to the live webcast will be available via the Investors—Events & Presentations section of the Company’s website at www.chelseatherapeutics.com. A replay will also be available for one week following the conference call.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated March 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Date: March 29, 2012	/s/ J. Nick Riehle
J. Nick Riehle, Chief Financial Officer

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